UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

ARES MANAGEMENT CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a‑6(i)(1) and 0-11.

*Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! For complete information and to vote, visit www.ProxyVote.com Control # V43716-P03861 You invested in ARES MANAGEMENT CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 4, 2024. ARES MANAGEMENT CORPORATION 2024 Annual Meeting Vote by June 3, 2024 11:59 PM ET Get informed before you vote View the 2023 Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 4, 2024 11:30 AM, EDT Virtually at: www.virtualshareholdermeeting.com/ARES2024

Vote at www.ProxyVote.com V43717-P03861 Voting Items Board Recommends ARES MANAGEMENT CORPORATION 2024 Annual Meeting Vote by June 3, 2024 11:59 PM ET THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Michael J Arougheti For 1b. Ashish Bhutani For 1c. Antoinette Bush For 1d. R. Kipp deVeer For 1e. Paul G. Joubert For 1f. David B. Kaplan For 1g. Michael Lynton For 1h. Eileen Naughton For 1i. Dr. Judy D. Olian For 1j. Antony P. Ressler For 1k. Bennett Rosenthal For 2. The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our 2024 fiscal year. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.